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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

.

P.O. BOX 8016, CARY, NC 27512-9903

Annual Meeting of StockholdersYour vote matters!

Have your ballot ready and please use one

of the methods below for easy voting:

Your control number

Have the 12 digit control number located in the box above

available when you access the website and follow the instructions.

LM Funding America, Inc.	Internet:
Annual Meeting of Stockholders	www.proxypush.com/LMFA
For Stockholders of record as of April 21, 2026	• Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
Tuesday, June 16, 2026 3:00 PM, Local Time	Phone:
1200 West Platt Street, Suite 100 Tampa, Florida 33606	1-866-785-4025
• Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
Mail:
• Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 3:00 PM, Local Time, June 16, 2026.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bruce Rodgers and Richard Russell (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of LM Funding America, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED

IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

LM Funding America, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL	YOUR VOTE
1. To elect two Class I directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;				Board of Directors Recommends

	FOR	WITHHOLD
Bruce M. Rodgers	☐	☐		FOR
Carollinn Gould	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of MaloneBailey, LLP as the company's independent auditor to audit the company's 2026 financial statements;	☐	☐	☐	FOR

3. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024;

	☐	☐	☐	FOR

4. To approve an amendment (in the event it is deemed by the Company's Board of Directors to be advisable) to the Company's Certificate of Incorporation, as amended, in the form attached to the proxy statement as Appendix A, to effect a reverse stock split of our issued and outstanding shares of common stock at an exchange ratio ranging from one for five (1:5) to one for twenty five (1:25), with the exact ratio to be determined by our Board of Directors; and

	☐	☐	☐	FOR

5. To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

☐ Check here if you would like to attend the meeting in person.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

___________________________________ ____________________________________

Signature (and Title if applicable) Date Signature (if held jointly) Date